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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 16, 2010

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2010, ID Research Pty Ltd (IDR) of Ballarat, Victoria, Australia (the parent company of iGlass Pty Limited, also developer and licensor of iGlass(tm)) announced that they acquired a non-exclusive license which grants iGlass the worldwide right to manufacture and sell suspended particle device (SPD) emulsion and film to end-product licensees of Research Frontiers, and also grants iGlass the right to manufacture and sell SPD-Smart architectural end-products in Australia, New Zealand and South Africa.

This license provides for a 15% royalty to Research Frontiers on sales of licensed SPD-Smart architectural products including windows, doors, skylights, atria, partitions and curtainwalls. The minimum annual royalties and other license terms were not disclosed.

The license follows a $1.5 million grant to iGlass from the Government of Victoria's Science Agenda (VSA) Investment Fund for "Electro Responsive Material Coatings for Switchable Automotive Tinted Glass." In discussing this and other productivity and sustainability projects funded by the VSA, Acting Innovation Minister Tim Holding noted, "We are committed to supporting and encouraging innovation that drives Victoria's economy. Through the $145 million VSA, we're investing in projects that boost the state's capacity to turn new ideas and technologies into valued products, services and solutions."

SPD-SmartGlass transforms widely used products-windows, sunroofs and more-into products that instantly and precisely control the amount of light, glare and heat entering a room or vehicle. SPD-SmartGlass is tunable to an infinite number of light transmission states regardless of window size, and it easily accommodates individual shading and privacy preferences using control devices ranging from basic dimmer switches to those integrated into intelligent control systems used in buildings or vehicles.

SPD technology is exceptionally adaptable and can address many of the most complex light-control needs. SPD-Smart products can be produced in flat or curved configurations, with glass or lightweight plastic as their substrates, and in standard or custom shapes. They are available today for new, replacement and retrofit projects. These unequalled performance characteristics offer users a distinctive combination of sophisticated elegance, increased security, noise reduction, protection from harmful ultraviolet light, and increased energy efficiency through daylight harvesting and control over solar heat gain.

"We have been closely connected to the smart glass industry for the last 7 years because iGlass is a manufacturer of polymer dispersed liquid crystal
(PDLC) film," commented Dr. Johnny Pak, CEO of iGlass. "We are seeing substantial interest for smart glass products that offer rapidly adjustable shading and flexibility in terms of products designs - characteristics that are uniquely met with Research Frontiers' SPD technology. As a result of this, last year we began our development work using SPD emulsion purchased from Research Frontiers licensee DIC Corporation in Japan, and are now on an aggressive timetable to begin production as soon as possible."

Dr. Pak continued: "We have also been working directly with customers, including those in the automotive industry, and received an investment of $1.5 million from the Government of Victoria to upgrade and modify our factory to produce SPD light-control film. We also recently signed an international distribution agreement that greatly increases the scope of our sales and customer support system in Europe and North America. We're very excited to leverage our production expertise and expanded distribution network to satisfy the growing customer-driven demand we are witnessing for SPD technology."

"The addition of iGlass to the SPD infrastructure extends the trend of organizations with global reach devoting substantial resources to the emerging SPD industry," noted Joseph M. Harary, President and CEO of
Research Frontiers Inc. "iGlass is highly regarded internationally, and its products are already being used by some of our licensees. With the addition of iGlass as an SPD-Smart light control film producer, they join current film supplying licensees Hitachi Chemical in Japan, and Isoclima in Italy. They also can service the growing number of requests for SPD-Smart end-products that we have been receiving from their home country of Australia, as well as neighboring New Zealand and South Africa. We are very pleased that they have the support of the Government of Victoria and heartily welcome them to the growing family of Research Frontiers licensees."

About ID Research Pty Ltd. ("iGlass")

iGlass is a manufacturer of "smart" films, and end-products using those films. Headquartered in Ballarat, Victoria (Australia), the company currently produces polymer dispersed liquid crystal (PDLC) film and finished PDLC products for customers in most of the world's developed regions. Existing applications of iGlass products include architectural, automotive, transportation, marine and other uses such as media. Additional information about iGlass is available at http://www.iglass.biz and www.iglass-usa.com.

The foregoing description of the license agreement with ID Research Pty Ltd. does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is attached as Exhibit 10.53 to this Current Report on Form 8-K and incorporated herein by reference.

The parties issued a press release about the foregoing dated
February 16, 2010 is incorporated herein by reference and filed as
Exhibit 99.1 hereto. A copy of this press release is available on the Company's website at http://www.SmartGlass.com.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.


The information in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

10.52 License Agreement effective as of February 8, 2010 between
Research Frontiers Incorporated and ID Research Pty Ltd. filed herewith with portions of this document omitted pursuant to the Registrant's request for confidential treatment and filed separately with the Securities and Exchange Commission, and incorporated herein by reference.

99.1 Press Release dated February 16, 2010.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: February 16, 2010

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President